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EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports dated October 5, 1998 included in or made part of this Form S-8 Registration Statement.


                                      BOROS & FARRINGTON

San Diego, California
February 24, 1999